EXHIBIT 10.9
                     FIRST SECURITY BANK OF LEXINGTON, INC.

                                STOCK AWARD PLAN
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                     FIRST SECURITY BANK OF LEXINGTON, INC..
                                STOCK AWARD PLAN

     1. Purpose. The purpose of the First Security Bank of Lexington, Inc. Stock Award Plan (the "Plan") is to secure for First Security Bank of Lexington, Inc. and its successors and assigns (the "Bank") and its stockholders the benefits of the additional incentive, inherent in the ownership of the Bank's common stock, no par value per share (the "Common Stock"), by selected employees, directors and advisory directors of the Bank and its subsidiaries who are important to the success and growth of the business of the Bank and its subsidiaries and to help the Bank and its subsidiaries secure and retain the services of such persons. Compensation awarded under the Plan in appropriate instances is intended to qualify for tax deductibility pursuant to the requirements of Section 162(m) of the Internal Revenue Code of 1986, as amended from time to time or any successor statute or statutes (the "Code"), to the extent deemed appropriate by the Board (as defined in Paragraph 2. 1 hereof).

     Pursuant to the Plan, selected employees, directors and advisory directors of the Bank will be offered the opportunity to acquire Common Stock through the grant of options, stock appreciation rights in tandem with such options and awards of restricted stock. Any options, rights or awards granted hereunder are a matter of separate inducement and are not in lieu of any salary or other compensation for the services of any advisory director, director or employee. Options granted under the Plan will be either "incentive stock options," intended to qualify as such under the provisions of Section 422 of the Code, or "nonqualified stock options". For purposes of the Plan, the terms "parent" and "subsidiary" shall mean "parent corporation" and "subsidiary corporation," respectively, as such terms are defined in Sections 424(e) and (f) of the Code.


 2.      Committee.

         2.1 Administration. The Plan shall be administered by the board of directors of the Bank or by a committee appointed by the board of directors from among its members (collectively, the "Board"). Any such committee appointed shall be comprised, unless otherwise determined by the board of directors, solely of not less than two members who shall be (i) "Non-Employee Directors" within the meaning of Rule 16b-3(b)(3) (or any successor rule) promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act") and
(ii) "disinterested directors". For purposes of the Plan, a person shall be deemed to be a "disinterested person" if, at the time of reference, such person is not, and has not been at any time during the preceding one-year period, eligible to participate in the Plan or any other plan of the Bank or any of its affiliates entitling participants therein to acquire stock, stock options
or  stock   appreciation   rights  of  the  Bank  or  any  of  its   affiliates.
Notwithstanding any of the foregoing, the board of directors may designate one or more persons, who at the time of such designation are not disinterested persons, to serve on any such committee effective upon the date such person or persons qualify as disinterested persons. Any vacancy on any such committee, whether due to action of the board of directors or due to any other cause, may be filled, and shall be filled if required to maintain any such committee of at least two disinterested persons, by resolution adopted by the board of directors.

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         2.2 Procedures. The Board shall adopt such rules and regulations as it shall deem appropriate concerning the administration of the Plan. A majority of the whole Board shall constitute a quorum, and the acts of a majority of the members of the Board present at a meeting at which a quorum is present, or acts approved in writing by all of the members of the Board, shall be the acts of the Board.

         2.3 Interpretation. The Board shall have full power and authority to interpret the provisions of the Plan and any agreement evidencing options or restricted stock awards granted under the Plan, and to determine any and all questions arising under the Plan, and its decisions shall be final and binding on all participants in the Plan. The Board shall have exclusive authority to select the individuals to be granted awards under the Plan, to determine the type, size and terms of all such awards, to modify the terms of any awards so granted and to make any other determinations which it deems necessary or desirable for the administration of the Plan.

         2.4 Liability. No member of the Board and no employee of the Bank shall be liable for any act or failure to act hereunder, except in circumstances involving his or her bad faith, gross negligence or willful misconduct, or for any act or failure to act hereunder by any other member or employee or by any agent to whom duties in connection with the administration of this Plan have been delegated. The Bank shall indemnify members of the Board and any agent of the Board who is an employee of the Bank, a subsidiary or an affiliate against any and all liabilities or expenses to which they may be subjected by reason of any act or failure to act with respect to their duties on behalf of the Plan, except in circumstances involving such person's bad faith, gross negligence or willful misconduct.

     The Board may delegate to one or more of its members, or to one or more agents, such administrative duties as it may deem advisable, and the Board, or any person to whom it has delegated duties as aforesaid, may employ one or more persons to render advice with respect to any responsibility the Board or such person may have under the Plan. The Board may employ such legal or other counsel, consultants and agents as it may deem desirable for the administration of the Plan and may rely upon any opinion or computation received from any such counsel, consultant or agent. Expenses incurred by the Board in the engagement of such counsel, consultant or agent shall be paid by the Bank, or the subsidiary or affiliate whose employees have benefitted from the Plan, as determined by the Board.

 3.      Shares Subject to Grants.

         3.1 Number of Shares. Subject to the provisions of Paragraph 19 hereof (relating to adjustments upon mergers, reorganizations or like changes in capitalization), the number of shares of Common Stock subject at any one time to options or awards of restricted stock or deferred stock units granted under the Plan, plus the number of shares of Common Stock theretofore issued or delivered pursuant to the exercise of options granted, and awards of restricted stock and deferred stock units made, under the Plan, shall not exceed 50,000 shares; provided, that no more than one-fifth of such shares may be awarded as restricted stock awards. If and to the extent that options granted under the Plan terminate, expire or are canceled without having been exercised, or restricted stock or deferred stock units are forfeited, new options, restricted stock or deferred stock units may be granted under the Plan with respect to the shares of Common Stock covered by such terminated, expired or canceled options or forfeited shares of restricted stock or deferred stock units; provided, that the granting and terms of such new options, restricted stock awards and deferred stock units shall in all respects comply with the provisions of the Plan.

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         3.2  Character of Shares.  Shares of Common Stock  delivered  under the
Plan may be authorized and unissued Common Stock, issued Common Stock held in the Bank's treasury, or both.

         3.3 Reservation of Shares. There shall be reserved at all times for sale or award under the Plan a number of shares of Common Stock (authorized and unissued Common Stock, issued Common Stock held in the Bank's treasury, or both) equal to the maximum number of shares set forth in Paragraph 3. 1 hereof.

 4. Eligibility. Options and awards of restricted stock may be granted under the Plan to any employee, direcor or advisory director of the Bank or any of its subsidiaries, or to any prospective employee, director or advisory director of the Bank or any of its subsidiaries, conditioned upon, and effective not earlier than, such person's becoming an employee or director. Notwithstanding the foregoing:

         (a) Only non-qualified stock options may be granted to non-employee directors or advisory directors of the Bank;

      (b) No incentive stock options may be granted under the Plan to any person who owns, directly or indirectly (within the meaning of Sections 422(b)(6) and 424(d) of the Code), at the time the incentive stock option is granted, stock possessing more than 10% of the total combined voting power of all classes of stock of the employee's employer corporation or of its parent, if any, or any of its subsidiaries, unless the option price is at least 110% of the fair market value of the shares subject to the option, determined on the date of the grant, and the option by its terms is not exercisable after the expiration of five years from the date such option is granted; and

         (c) In each calendar year during any part of which the Plan is in effect, no Participant (as defined below) may be granted options relating in the aggregate to more than 10,000 shares of Common Stock, subject to adjustment as provided in Paragraph 19 hereof.

     An individual receiving any option, restricted stock award or deferred stock units under the Plan is hereinafter referred to as a "Participant." Any reference herein to the employment of a Participant by the Bank shall include
(i) his or her employment by the Bank or any of its subsidiaries, and (ii) with respect to a Participant who was not an employee of the Bank or any of its subsidiaries at the time of grant of his or her option or award, his or her period of service in the capacity for which the option or award was granted. For all purposes of this Plan, the time at which an option or award is granted shall be deemed to be the effective date of such grant.

     The Plan does not create a right in any person to participate in the Plan, nor does it create a right in any person to have any options or rights granted to him or her.

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 5. Grant of Options.  The Board shall determine,  within the limitations of the Plan, the persons to whom options are to be granted, the number of shares that may be purchased under each option and the option price,and shall designate options at the time of grant as either "incentive stock options" or "nonqualified stock options"; provided, that the aggregate fair market value
(determined as of the time the option is granted) of the Common Stock with respect to which incentive stock options become exercisable for the first time by any Participant (as defined in Paragraph 4 hereof) in any calendar year (under all stock option plans of the employee's employer corporation and its parent, if any, and its subsidiaries) shall not exceed $100,000 (the provisions of Section 422(d) of the Code are intended to govern). In determining the persons to whom options shall be granted and the number of shares to be covered by each option, the Board shall take into consideration the person's present and potential contribution to the success of the Bank and its subsidiaries and such other factors as the Board may deem proper and relevant. Each option granted under the Plan shall be evidenced by a written agreement between the Bank and the Participant containing such terms and conditions and in such form, not inconsistent with the provisions of the Plan or, with respect to incentive stock options, Section 422 of the Code, as the Board shall provide.

 6. Option Price. Subject to Paragraph 19 hereof, the option price of each share of Common Stock purchasable under any incentive stock option granted under the Plan shall be not less than the fair market value of such share of Common Stock at the time the option is granted, and the option price of each share of Common Stock purchasable under any non-qualified stock option granted under the Plan shall not be less than 50% of the fair market value of such share of Common Stock at the time the option is granted. The option price of an option issued in a transaction described in Section 424(a) of the Code shall be an amount which conforms to the requirements of that Section and the regulations thereunder.

     For purposes of this Plan, the "fair market value" of the Common Stock on any date means (i) if the Common Stock is listed on a national securities exchange or quotation system, the closing sales price on such exchange or quotation system on such date or, in the absence of reported sales on such date, the closing sales price on the immediately preceding date on which sales were reported, (ii) if the Common Stock is not listed on a national securities exchange or quotation system, the mean between the bid and offered prices as quoted by the National Association of Securities Dealers, Inc. Automated Quotation System ("NASDAQ") for such date or (iii) if the Common Stock is neither listed on a national securities exchange or quotation system nor quoted by NASDAQ, the fair value as determined by such other method as the Board determines in good faith to be reasonable.

 7. Stock Appreciation Rights. In the discretion of the Board, a stock appreciation right may be granted (a) alone, (b) simultaneously with the grant of an option (either incentive or non-qualified) and in conjunction therewith or in the alternative thereto or (c) subsequent to the grant of a non-qualified option and in conjunction therewith or in the alternative thereto.

    The exercise price of a right granted alone shall be determined by the Board but shall not be less than one hundred percent (100%) of the fair market value of one share of Common Stock on the date of grant of such right.
A right granted simultaneously with or subsequent to the grant of an option and in conjunction therewith or in the alternative thereto shall have the same exercise prices as the related option, shall be transferable only upon the same terms and conditions as the related option, and shall be exercisable only to the same extent as the related option; provided, however, that a right, by its terms, shall be exercisable only when the fair market value of the shares subject to the right and related option exceeds the exercise price thereof.

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     Upon  exercise of a right granted  simultaneously  with or subsequent to an option and in the alternative thereto, the number of shares for which the related option shall be exercisable shall be reduced by the number of shares for which the right shall have been exercised. The number of shares for which a right shall be exercisable shall be reduced upon any exercise of a related option by the number of shares for which such option shall have been exercised.

     Any right shall be exercisable upon such addition terms and conditions as may from time to time be prescribed by the Board.

      A right shall entitle the holder upon exercise thereof to receive from the Bank, upon a written request filed with the Secretary of the Bank at its principal offices, a number of shares (with or without restrictions as to substantial risk of forfeiture and transferability, as determined by the Board in its sole discretion), an amount of cash, or any combination of shares and cash, as specified in the request (but subject to the approval of the Board, in its sole discretion, at any time up to and including the time of payment, as to the making of any cash payment), having an aggregate fair market value equal to the product of (a) the excess of the fair market value, on the day of such request, of one share over the exercise price per share specified in such right or its related option, multiplied by (b) the number of shares for which such right shall be exercised; provided, however, that the Board, in its discretion, may impose a maximum limitation on the amount of cash, the fair market value of shares, or a combination thereof, which may be received by a holder upon exercise of a right.

      Any election by a holder of a right to receive cash in full or partial settlement of such right, and any exercise of such right for cash, may be made only by a request filed with the Corporate Secretary of the Bank during the period beginning on the third business day following the date of the release for publication by the Bank of quarterly or annual summary statements of earnings and ending on the twelfth business day following such date. Within thirty (30) days after the receipt by the Bank of a request to receive cash in full or partial settlement of a right or to exercise such right for cash, the Bank shall, in its sole discretion, either consent to or disapprove, in whole or in part, such request.

     If the Board disapproves in whole or in part any election by a holder to receive cash in full or partial settlement of a right or to exercise such right for cash, such disapproval shall not affect such holder's right to exercise such right at a later date, to the extent that such right shall be otherwise exercisable, or to elect the form of payment at a later date, provided that an election to receive cash upon such later exercise shall be subject to the approval of the Board. Additionally, such disapproval shall not affect such holder's right to exercise any related option or options granted to such holder under the Plan.

     A holder of a right shall not be entitled to request or receive cash in full or partial payment of such right during the first six (6) months of its term; provided, however, that such prohibition shall not apply if the holder of such right is not subject to the reporting requirements of Section 16(a) of the Exchange Act.

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     For all purposes of this Paragraph 7, the fair market value of shares shall be determined in accordance with the principles set forth in Paragraph 6 hereof.

8.      Exercisability and Duration of Options.

         8.1 Determination of Board; Acceleration. Each option granted under the Plan shall be exercisable at such time or times, or upon the occurrence of such event or events, and in such amounts, as the Board shall specify in the agreement evidencing the option. Subsequent to the grant of an option which is not immediately exercisable in full, the Board, at any time before complete termination of such option, may accelerate the time or times at which such option may be exercised in whole or in part.

         8.2 Automatic Termination. The unexercised portion of any option granted under the Plan shall automatically and without notice terminate and become null and void at the time of the earliest to occur of the following:

                  (a) The expiration of ten years from the date on which such option was granted;

            (b) The expiration of three months from the date of termination of the Participant's employment by the Bank or service as a director or advisory director with the Bank unless a longer period is provided by the Board (other than a termination described in subparagraph
     (c) or (d) below); provided, that if the Participant shall die during such three-month period, the time of termination of the unexercised portion of any such option shall be determined under the provisions of subparagraph
     (c) below;

              (c) The expiration of six months following the issuance of letters testamentary or letters of administration to the executor or administrator of a deceased Participant, if the Participant's death occurs either during his employment by the Bank or service as a director or advisory director or during the three-month period following the date of termination of such employment or service as a director or advisory director (other than a termination described in subparagraph (d) below), but in no event later than one year after the Participant's death;

               (d) The termination of the Participant's employment by the Bank if such termination constitutes or is attributable to a breach by the Participant of an employment or consulting agreement with the Bank or any of its subsidiaries, or if the Participant is discharged from employment or service as a director or advisory director or his or her services are terminated for cause or if the Participants voluntarily terminates his or her employment or service as a director or advisory director; or

             (e) The expiration of such period of time or the occurrence of such event as the Board in its discretion may provide upon the granting thereof.

            The Board or the board of directors shall have the right to determine what constitutes cause for discharge or termination of services, whether the Participant has been discharged or his or her services terminated for cause and the date of such discharge or termination of services, and such determination of the Board or the board of directors shall be final and conclusive.

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 9.  Exercise of Options.  Options  granted under the Plan shall be exercised by the Participant (or by his or her executors or administrators, as provided in Paragraph 10 hereof) as to all or part of the shares covered thereby, by the giving of written notice of exercise to the Bank, specifying the number of shares to be purchased accompanied by payment of the full purchase price for the shares being purchased. Payment of such purchase price shall be made (a) by check payable to the Bank, (b) with the consent of the Board, by delivery of shares of Common Stock already owned by the Participant for at least six months (which may include shares received as the result of a prior exercise of an option) having a fair market value (determined as of the date such option is exercised) equal to all or part of the aggregate purchase price, (c) with the consent of the Board and at the election of the Participant, by withholding from those shares that would otherwise be obtained upon exercise of the option a number of shares having a fair market value equal to the option exercise price, (d) in accordance with a "cashless exercise" program established by the Board in its sole discretion under which if so instructed by the Participant, shares may be issued directly to the Participant's broker or dealer upon receipt of the purchase price in cash from the broker or dealer, (e) by any combination of (a), (b), (c) or (d) above or (f) by other means that the Board deems appropriate. Such notice of exercise, accompanied by such payment, shall be delivered to the Bank at its principal business office or such other office as the Board may from time to time direct, and shall be in such form, containing such further provisions consistent with the provisions of the Plan, as the Board may from time to time prescribe. The date of exercise shall be the date of the Bank's receipt of such notice. The Bank shall effect the transfer of the shares so purchased to the Participant (or such other person exercising the option pursuant to Paragraph 10 hereof) as soon as practicable. No Participant or other person exercising an option shall have any of the rights of a stockholder of the Bank with respect to shares subject to an option granted under the Plan until due exercise and full payment has been made as provided above. No adjustment shall be made for cash dividends or other rights for which the record date is prior to the date of such due exercise and full payment. In no event may any option granted hereunder be exercised for a fraction of a share.

 10. Non-Transferability of Options and Stock Appreciation Rights. Except as provided herein, no option granted under the Plan or any right evidenced thereby shall be transferable by the Participant other than by will or by the laws of descent and distribution, and an option may be exercised, during the lifetime of a Participant, only by such Participant. Notwithstanding the preceding sentence: (a) in the event of a Participant's death during his or her employment by the Bank or his or her service as a director or advisory director of the Bank, its parent, if any, or any of its subsidiaries, or during the three-month period following the date of termination of such employment, his or her options shall thereafter be exercisable, during the period specified in Paragraph 8.2(c) hereof, by his or her executors or administrators; and (b) the Participant, with the approval of the Board, may transfer his or her options (other than incentive stock options) for no consideration to or for the benefit of the Participant's spouse, parents, children (including stepchildren or adoptive children), grandchildren or siblings, or to a trust for the benefit of any of such persons.

 11. Restricted Stock. Participants may be granted awards of restricted stock under the Plan, subject to the applicable provisions of the Plan, including the following terms and conditions, and to such other terms and conditions not inconsistent therewith, as the Board shall determine:
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                  (a)      Awards of restricted stock may be in addition to or
     in lieu of option grants;

                  (b) During a period set by, and/or until the attainment of particular performance goals based upon criteria established by the Board at the time of each award of restricted stock (the "restriction period"), the Participant shall not be permitted to sell, transfer, pledge or otherwise encumber the shares of restricted stock; except that such shares may be used, if the Board permits, to pay the option price of any option granted under the Plan; provided, that an equal number of shares delivered to the Participant upon exercise of the option shall carry the same restrictions as the shares of restricted stock so used;

                  (c) If so provided by the Board, the applicable restriction period shall expire, and shares of restricted stock shall become free of all restrictions if (i) the Participant dies, (ii) the Participant's employment or service terminates by reason of permanent disability, as determined by the Board, (iii) the recipient retires, or
     (iv) a "Change in Control" of the Bank occurs (as defined in Paragraph 16 hereof). The Board may require medical evidence of permanent disability, including medical examinations by physicians selected by it. If the Board determines that any such recipient is not permanently disabled, the restricted stock held by such recipient shall be forfeited and revert to the Bank;

                  (d) Unless and to the extent otherwise provided in accordance with Paragraph 11(c) hereof, shares of restricted stock shall be forfeited and revert to the Bank upon the Participant's termination of employment during the restriction period, except to the extent the Board, in its sole discretion, finds that such forfeiture is not in the best interests of the Bank and, therefore, waives all or part of the application of this provision to the restricted stock held by such Participant;

                  (e) Stock certificates for restricted stock shall be registered in the name of the Participant but shall be appropriately legended and returned to the Bank by the Participant, together with a stock power, endorsed in blank by the Participant. The Participant shall be entitled to vote shares of restricted stock and shall be entitled to all dividends paid thereon, except that dividends paid in Common Stock or other property shall be subject to the same restrictions as apply to the restricted stock with respect to which they are paid; and

                  (f) Restricted stock shall become free of the foregoing restrictions upon expiration of the applicable restriction period and the Bank shall then deliver certificates evidencing such Common Stock to the recipient.

 12. Deferred Stock Units. Participants may be granted units representing the right to receive shares of Common Stock at the end of a specified deferral period ("deferred stock units"), subject to applicable provisions of the Plan, including the following terms and conditions, and to such other terms
     and  conditions  not  inconsistent   therewith,   as  the  Board  shall
     determine:

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         (a)  Deferred  stock  units shall be  exercisable  for shares of Common
Stock after the period and upon the terms set by the Board. If so provided by the Board, the applicable deferral period shall expire when (i) the Participant dies, (ii) the Participant's employment or service terminates by reason of permanent disability, as determined by the Board, (iii) the recipient retires or (iv) a "Change in Control" of the Bank occurs (as defined in Paragraph 16 hereof). The Board may require medical evidence of permanent disability, including medical examinations by physicians selected by it. If the Board determines that any such recipient is not permanently disabled, the deferred stock units held by such recipient shall be forfeited and revert to the Bank.

         (b) Unless and to the extent otherwise provided in accordance with Paragraph 12(a), deferred stock units shall be forfeited and revert to the Bank upon the Participant's termination of employment or service during the deferral period, except to the extent the Board, in its sole discretion, finds that such forfeiture is not in the best interest of the Bank and, therefore, waives all or part of the application of this provision to the deferred stock units held by such Participant; and

         (c) Unless otherwise determined by the Board at the date of grant, dividends on the specified number of shares of Common Stock covered by the deferred stock units will be paid at the dividend payment date in cash, or the payment of such dividends shall be deferred and/or the amount or value thereof automatically reinvested in additional deferred stock units, as the Board shall determine or permit the Participant to elect. Unless otherwise determined by the Board, shares of Common Stock distributed in connection with a stock split or stock dividend, and other property distributed as a dividend, shall be subject to restrictions, risk of forfeiture and/or deferral to the same extent as the deferred stock units with respect to which such Common Stock or other property has been distributed.

 13. Reload Options. At the time an option (the "original option") is granted, the Board may also authorize the grant of a "reload option," which shall be subject to the following terms:

         (a) The number of shares of Common Stock subject to the reload option shall be the number of shares, if any, used by the Participant to pay the purchase price upon exercise of the original option, plus the number of shares, if any, delivered by the Participant to satisfy the tax withholding requirement relating to such exercise;

         (b)      The reload option shall be a nonqualified stock option;

         (c) The grant of the reload option shall be effective upon the date of exercise of the original option, and the term of the reload option shall be the period, if any, remaining from that date to the date upon which the original option would have expired;

         (d) The grant of the reload option shall not be effective if, on the date of exercise of the original option, the Participant is not employed by the Bank; and

         (e) Except as specified in (a) through (d) above, the terms of the reload option shall be as prescribed in the preceding Paragraphs of this Plan.

14. Withholding Tax.

         (a) Whenever under the Plan shares of stock are to be delivered upon exercise of a nonqualified stock option or deferred stock unit, the Bank shall be entitled to require as a condition of delivery that the Participant remit or, in appropriate cases, agree to remit when due an amount sufficient to satisfy all federal, state and local withholding tax requirements relating thereto. At the option of the Bank, such amount may be remitted by check payable to the Bank, in shares of Common Stock (which may include shares received as the result of a prior exercise of an option or deferred stock unit), by the Bank's withholding of shares of Common Stock issuable upon the exercise of any option or stock appreciation right or pursuant to any award of restricted stock or deferred stock unit pursuant to the Plan, or any combination thereof. Whenever an amount shall become payable to a Participant in connection with the exercise of a stock appreciation right, the Bank shall be entitled to withhold therefrom an amount sufficient to satisfy all federal, state and local withholding tax requirements relating to such amount.

         (b) Recipients of restricted stock, pursuant to Paragraph 11 hereof, shall be required to remit to the Bank an amount sufficient to satisfy all applicable tax withholding requirements upon expiration of restriction periods or upon such earlier date(s) as may be elected pursuant to Section 83 of the Code, unless other arrangements satisfactory to the Bank have been made for the withholding of applicable taxes. At the option of the Bank, the amount referred to in the preceding sentence may be remitted by check payable to the Bank, in shares of Common Stock (which may include shares of Common Stock received as the result of a prior exercise of an option), by the Bank's withholding of shares of Common Stock issuable upon the exercise of any option or stock appreciation right or pursuant to any award of restricted stock or deferred stock unit pursuant to the Plan or any combination thereof.

 15. Restrictions on Delivery and Sale of Shares. Each option and restricted stock award and deferred stock unit granted under the Plan is subject to the condition that if at any time the Board, in its discretion, shall determine that the listing, registration or qualification of the shares covered by such option or award upon any securities exchange or under any state or federal law is necessary or desirable as a condition of or in connection with the granting of such option or award or the purchase or delivery of shares thereunder, the delivery of any or all shares pursuant to exercise of the option or upon expiration of the restriction or deferral period may be withheld unless and until such listing, registration or qualification shall have been effected. The Board may require, as a condition of exercise of any option, or grant of a restricted stock award or deferred stock unit that the Participant represent, in writing, that the shares received are being acquired for investment and not with a view to distribution and agree that the shares will not be disposed of except pursuant to an effective registration statement, unless the Bank shall have received an opinion of counsel satisfactory to the Bank that such disposition is exempt from such requirement under the Securities Act of 1933. The Board may require that the sale or other disposition of any shares acquired upon exercise of an option hereunder or upon expiration of a restriction or deferral period shall be subject to a right of first refusal in favor of the Bank, which right shall permit the Bank to repurchase such shares from the Participant or his or her representative prior to their sale or other disposition at their then current fair market value in accordance with such terms and conditions as shall be specified in the agreement evidencing the grant of the option, restricted stock award or deferred stock unit. The Bank may endorse on certificates representing shares issued upon the exercise of an option or expiration of a restriction or deferral period, such legends referring to the foregoing representations or restrictions or any other applicable restrictions on resale as the Bank, in its discretion, shall deem appropriate.

 16.     Change in Control.

         (a) In the event of a Change in Control of the Bank, as defined below, the Board may, in its sole discretion, provide that any of the following applicable actions be taken as a result, or in anticipation, of any such event to assure fair and equitable treatment of Participants:

                  (i) accelerate the exercisability of any outstanding options, or the expiration of restriction periods of restricted stock or the expiration of deferral periods of deferred stock units awarded pursuant to this Plan;

                  (ii) offer to purchase any outstanding options or shares of restricted stock or deferred stock units made pursuant to this Plan from the holder for its equivalent cash value, as determined by the Board, as of the date of the Change in Control; or

                 (iii) make adjustments or modifications to outstanding options, restricted stock or deferred stock units as the Board deems appropriate to maintain and protect the rights and interests of the Participants following such Change in Control.

     Any such action approved by the Board shall be conclusive and binding on the Bank, its subsidiaries and all Partitipants.

         (b) In no event, however, may (i) any option be exercised prior to the expiration of six (6) months from the date of grant (unless otherwise provided in the agreement evidencing the option), or (ii) any option be exercised after ten (10) years from the date it was granted.

         (c) To the extent not otherwise defined in this Plan, the following terms used in this Paragraph 16 shall have the following meanings:

                  "Affiliate" means any other corporation or other entity which controls, is controlled, directly or indirectly, by, or under common control with, the Bank and which the Board designates as an "Affiliate" for purposes of the Plan.

                  "Associate" of a Person means (a) any corporation or organization of which such Person is an officer or partner or is, directly or indirectly, the Beneficial Owner of 10% or more of any class of equity securities, (b) any trust or other estate in which such Person has a substantial beneficial interest or as to which such Person serves as trustee or in a similar fiduciary capacity and (c) any relative or spouse of such Person, or any relative of such spouse, who has the same home as such Person or who is a director or officer of such Person or any of its parents or subsidiaries.

                  "Beneficial Owner" has the meaning ascribed thereto in Rule 13d-3 under the Exchange Act, except that, in any case, a Person shall be deemed the Beneficial Owner of any securities owned, directly or indirectly, by the Affiliates and Associates of such Person.

                  "Change in Control" means (a) a majority of the board of directors ceases to consist of Continuing Directors; (b) any Person becomes the Beneficial Owner of 25% or more of the outstanding voting power of the Bank unless such acquisition is approved by a majority of the Continuing Directors;
(c) the stockholders of the Bank approve an agreement to merge or consolidate into any other entity, unless such merger or consolidation is approved by a majority of the Continuing Directors; or (d) the stockholders of the Bank approve an agreement to dispose of all or substantially all of the assets of the Bank, unless such disposition is approved by a majority of the Continuing Directors.

                  "Continuing Director" means any member of the board of directors who is a member on the effective date of the Plan as set forth in Paragraph 21 hereof or who is elected to the board of directors after such date upon the recommendation or with the approval of a majority of the Continuing Directors at the time of such recommendation or approval.

             "Person" means an individual, a corporation, a partnership, an association, a joint stock company, a trust, any unincorporated organization or a government or a political subdivision thereof or any other entity.

 17. Right to Terminate Employment. Nothing in the Plan or in any option granted under the Plan shall confer upon any Participant the right to continue as an employee of the Bank or affect the right of the Bank or any of its subsidiaries to terminate the Participant's employment at any time, subject, however, to the provisions of any agreement of employment between the Participant and the Bank, its parent, if any, or any of its subsidiaries.

 18. Transfer or Leave of Absence. For purposes of this Plan, neither (i) a transfer of an employee from the Bank to a subsidiary or other affiliate of the Bank, or vice versa, or from one subsidiary or affiliate of the Bank to another, nor (ii) a duly authorized leave of absence, shall be deemed a termination of employment.

 19. Adjustment Provisions; Effect of Certain Transactions. If there shall be any change in the Common Stock of the Bank, through merger, consolidation, reorganization, recapitalization, stock dividend, stock split, reverse stock split, split up, spinoff, combination of shares, exchange of shares, dividend in kind or other like change in capital structure or distribution to shareholders of the Bank (other than normal cash dividends), in order to prevent dilution or enlargement of participants' rights under the Plan, the Board (or the counterpart Board of any entity assuming the obligations of the Plan) shall adjust, in an equitable manner, the number and kind of shares that may be issued under the Plan, the number and kind of shares subject to outstanding options and rights, the consideration to be received upon exercise of options or in respect of rights, the exercise price applicable to outstanding options and rights, and/or the fair market value of the shares and other value determinations applicable to outstanding options and rights. Appropriate adjustments may also be made by the Board (or the counterpart Board of any entity assuming the obligations of the Plan) in the terms of any options and rights under the Plan to reflect such changes or distributions and to modify any other terms of outstanding options and rights on an equitable basis. In addition, the Board
(or the  counterpart Board of any entity  assuming the  obligations  of the
Plan) is authorized to make adjustments to the terms and conditions of, and the criteria included in, options and rights in recognition of unusual or nonrecurring events affecting the Bank or the financial statements of the Bank, or in response to changes in applicable laws, regulations or accounting principles.

 20.     Expiration and Termination of the Plan.

         20.1 General. Options and awards of restricted stock and deferred stock units may be granted under the Plan at any time and from time to time on or prior to the tenth anniversary of the effective date of the Plan as set forth in Paragraph 21 hereof (the "Expiration Date"), on which date the Plan will expire except as to options then outstanding and stock subject to restriction or deferral periods under the Plan. Such outstanding options shall remain in effect until they have been exercised, terminated or have expired; such restricted stock shall remain subject to restriction until expiration of the restriction period in accordance with Paragraph 11 hereof and such deferred stock units shall remain subject to deferral until expiration of the deferral period in accordance with Paragraph 12. The Plan may be terminated, modified or amended by the board of directors at any time on or prior to the Expiration Date, except with respect to any options then outstanding under the Plan; provided, however, that the approval of the Bank's stockholders will be required for any amendment which (i) changes the class of employees eligible for grants, as specified in Paragraph 4, (ii) increases the maximum number of shares subject to grants, as specified in Paragraph 3 hereof (unless made pursuant to the provisions of Paragraph 19 hereof) or (iii) materially increases the benefits accruing to participants under the Plan, within the meaning of Rule 16b-3 promulgated under the Exchange Act.

         20.2 Modifications. No modification, extension, renewal or other change in any option or award of restricted stock or deferred stock unit granted under the Plan shall be made after grant, unless the same is consistent with the provisions of the Plan and does not disqualify an incentive stock option under the provisions of Section 422 of the Code.

 21. Effective Date of Plan. The Plan shall become effective on March 21, 2000, the date of its adoption by the board of directors, subject, however, to the approval of the Plan by the Bank's stockholders within 12 months of such adoption.